THE BOARD OF DIRECTORS

NORMAN BARKER, JR.*+ Chairman
JOHN E. BRYSON*
RICHARD C. GILMAN+
WILLIAM G. McGAGH
RONALD L. OLSON*
WILLIAM E. B. SIART
LOUIS A. SIMPSON+

OFFICERS
W. CURTIS LIVINGSTON III
President
KENT S. ENGEL
Vice President
& Portfolio Manager
SCOTT F. GRANNIS
Vice President
ILENE S. HARKER
Vice President
DONNA E. BARNES
Secretary
STEVEN T. SARUWATARI
Treasurer
MARIE K. KARPINSKI
Assistant Treasurer

REFERENCES
INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
Boston EquiServ
P.O. Box 8200
Boston, Massachusetts 02266-8200

*Member of Executive Committee
+Member of Audit Committee

                                    PACIFIC
                                    AMERICAN
                                     INCOME
                                  SHARES, INC.
                                  P.O. BOX 983
                                    PASADENA
                                CALIFORNIA 91105

                                    PACIFIC
                                    AMERICAN
                                     INCOME
                                  SHARES, INC.
                                  SEMI-ANNUAL
                                     REPORT
                                      1997

Dear Shareholders:

MARKET REVIEW AND PERFORMANCE

The bond market in the first half of this year continued to experience relatively volatile yields. The ebbs and flows of the economy accounted for most of the ups and downs in rates. Investors' concerns have centered mainly around the belief that excessive growth would eventually generate rising inflation pressures. Perhaps the most significant event of this year, therefore, has been the recent acceptance by a majority of market participants that even as growth has accelerated, inflation has continued to fall, reaching levels today that we have not seen since the 1950s.

     Despite the challenging environment for bonds, there were pockets of opportunity for which the fund was well positioned. Yield premiums on corporate issues--both in the investment-grade and particularly in the high-yield arenas--continued to decline, as strong economic fundamentals bolstered the outlook for credit quality improvements, and investors hungered for yield against a global backdrop of generally low interest rates. A modest exposure to emerging market debt was rewarded as Latin American countries such as Mexico and Argentina began to evidence signs of resurging economic strength, causing the sector to again generate very impressive returns. Finally, the fund benefited from a moderate exposure to mortgage-backed securities, the top-performing sector of the broad bond market.

     With the impact of low inflation beginning to overcome concerns about economic growth, interest rates have declined in recent months and demand for higher yielding securities has improved, allowing Pacific American's (PAI) share price to trend higher, from 14 3/8 at the end of 1996 to 15 1/4 by the end of June. And, as an apparent result of increased demand for yield in an environment of gradually narrowing credit spreads, the fund's discount to net asset value narrowed from 9% to 4% over this period. For the first half of 1997 the fund performed quite well, continuing to deliver a high level of income to shareholders. On a total return basis, the fund exceeded the returns of the broad investment grade bond market as measured by the Lehman Brothers Aggregate Bond Index by a comfortable margin, 5.0% (net) vs. 3.1%, and it performed well against funds with similar income goals. According to Lipper Analytical Services, for the year ending June 30, 1997, PAI's return ranked first out of its universe of 16 competitive closed-end investment grade bond funds. Its long-term competitive record remains excellent: for periods ending June 30, 1997, PAI ranked first for the past five years, and second for the past ten years. As we anticipated in our last letter, regular dividends of $0.295 per share were paid out to shareholders.

ECONOMIC OUTLOOK AND PORTFOLIO STRATEGY

     Currently, we are seeing the most benign inflation the economy has had since the mid-50s and -60s, when bond yields were 4% and mortgages were 5%. Year-to-date through June, the CPI is up at a 1.4% annual pace, and the PPI is falling at a 3.4% pace; at the end of last year, these indices were registering 3.3% and 2.8%, respectively. With inflation collapsing and interest rates only moderately lower, real interest rates have risen significantly. In addition, most commodity and precious metals prices are falling, and the dollar has risen over 10% in the past year. As if to confirm that monetary conditions are tight, it appears that the rise in rates earlier this year was sufficient to produce a substantial economic slowdown in the second quarter.

     This view of the world leads us to the conclusion that interest rates are still attractive relative to inflation, particularly those offered by longer maturity securities. Although we plan to continue structuring the portfolio to benefit from a climate of gradually declining interest rates, we do find some value in holding a modest exposure to selected mortgage-backed securities which offer high quality and a minimum of exposure to prepayment risks.

     A disinflating and growing economy like we have now should still be supportive of corporate bonds, but rising deflationary risks and narrow spreads argue for gradually upgrading the portfolio's overall quality. As global yields continue to decline, the extra spreads offered by emerging market debt will continue to be attractive to investors, and we believe that a moderate exposure to the debt securities of countries such as Mexico and Argentina will continue to enhance the fund's overall yield.

BOARD OF DIRECTORS

     At PAI's annual meeting of shareholders, held on April 8, 1997, all directors who had served in the previous year were re-elected along with a new director, William Siart. Mr. Siart is the immediate past Chairman of First Interstate Bancorp. Ronald Arnault, former Chief Financial Officer for ARCO will also be joining the Board this fall and will stand for re-election for a full term at next year's annual meeting.

     These changes to Pacific American's Board reflect the retirement of Gordon Hough this past spring and the scheduled retirement of Norman Barker at the end of this year.

     We are pleased to continue the high standards set by the existing directors with the addition of these two prominent and capable executives.

     It is a pleasure to review our performance and once again note that we have attained value for our shareholders. We pledge, therefore, to continue our efforts to avoid excessive risk and to concentrate on strategies which we believe will benefit the portfolio in the fullness of time. Please let us know if we can answer any questions for you.

     Sincerely,

/s/ W. Curtis Livingston, III
-----------------------------
W. Curtis Livingston, III
President

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

A Dividend Reinvestment Plan is available to all shareholders of record of the Company. For participants in the Plan, cash dividends and other distributions are automatically reinvested in additional shares of the Company's stock. These shares are purchased on the open market. Interested shareholders may obtain more information by contacting the Dividend Reinvestment Agent, Boston EquiServ, P.O. Box 8200, Boston, MA 02266-8200.

----------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  June 30, 1997  (Unaudited)                       (Amounts in Thousands)
----------------------------------------------------------------------------------------------------
                                                                                        Market
                                                                               Par       Value
----------------------------------------------------------------------------------------------------
INVESTMENT SECURITIES -- 102.0%
FINANCIAL AND LEASING -- 5.3%
Dean Witter Discover, 6.75%, due 10-15-13                                     $2,700    $ 2,509
J.P. Morgan Capital Trust II, 7.95%, due 2-1-27                                  300        300
Western Financial Savings Bank, 8.5%, due 7-1-03                               5,000      5,001
                                                                                        -------
                                                                                          7,810
                                                                                        -------
FOREIGN AND INTERNATIONAL -- 7.3%
Republic of Argentina, 6.75%, due 3-31-05                                      1,208      1,134(A,E)
Republic of Argentina, 11.38%, due 1-30-17                                       600        667(A)
Exide Holdings, 9.13%, due 4-15-04                                             4,500      2,651
Geberit International SA, 10.13%, due 4-16-07                                  2,600      1,617
Hydro Quebec, 8.05%, due 7-7-24                                                1,500      1,626(A)
United Mexican States, 7.88%, due 8-6-01                                       1,400      1,404(A,E)
United Mexican States, 11.38%, due 9-15-16                                     1,600      1,798(A)
                                                                                        -------
                                                                                         10,897
                                                                                        -------
INDUSTRIALS AND MISCELLANEOUS -- 27.0%
Auburn Hills Trust, 12%, due 5-1-20                                            2,094      3,108(E)
Cablevision Industries, 9.25%, due 4-1-08                                      2,000      2,126
Ford Motor Co., 7.70%, due 5-15-97                                             1,500      1,512
GMAC Zero Coupon Units, 0%, due 6-15-15                                        4,300      1,217(F)
Gulf States Utilities, 8.25%, due 4-1-04                                       3,200      3,362
Harrahs Operations, Inc., 8.75%, due 3-15-00                                   2,500      2,550
K Mart Corp., 7.95%, due 2-1-23                                                3,000      2,715

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (Continued)                                      (Amounts in Thousands)
----------------------------------------------------------------------------------------------------
                                                                                         Market
                                                                               Par        Value
----------------------------------------------------------------------------------------------------
Loews Corporation, 7.63%, due 6-1-23                                         $ 2,242     $ 2,133
MFS Communications, 0%, due 1-15-04                                            1,100       1,024(F)
News America Holdings Incorporated, 8.88%, due 4-26-23                         2,635       2,827
News America Holdings Incorporated, 8.45%, due 8-1-34                            930       1,010
Northrop Grumman Corp., 9.38%, due 10-15-24                                    2,000       2,195
RJR Nabisco, Inc., 8.75%, due 8-15-05                                            400         406
RJR Nabisco, Inc., 8.75%, due 7-15-07                                          4,280       4,334
Rogers Cable System, LTD., 10%, due 3-15-05                                    1,000       1,080
Safeway Inc., 10%, due 12-1-01                                                 1,500       1,660
TCI Communications Inc., 8.75%, due 8-1-15                                       440         461
Tele Communications, Inc., 9.25%, due 1-15-23                                    800         834
Time Warner, Inc., 9.15%, due 2-1-23                                           3,000       3,313
Union Acceptance Corp., 1997-B A2, 6.70%, due 6-10-03                          1,500       1,479
US West Capital Funding, Inc., 7.95%, due 2-1-97                                 700         705
                                                                                         -------
                                                                                          40,051
                                                                                         -------
U.S. GOV'T MORTGAGE-BACKED SECURITIES -- 29.1%
Federal Home Loan Mortgage Corp., 10.75%, due 7-1-00                              42          43
Federal Home Loan Mortgage Corp., 10.25%, due 5-1-09                             301         325
Federal Home Loan Mortgage Corp., 11.88%, due 6-15-13                            413         449
Federal National Mortgage Assoc., 8%, due 4-25-06                              3,000       3,070
Federal National Mortgage Assoc., 10.50%, due 7-1-09                             265         287
Federal National Mortgage Assoc., 7%, due 12-1-26                             14,166      13,891
Federal National Mortgage Assoc., 7%, due 12-1-26                              9,900       9,699(B)
Federal National Mortgage Assoc., 7.50%, due 12-1-26                           3,000       3,007(B)
Federal National Mortgage Assoc., 7%, due 1-1-27                                 976         956
Gov't Nat'l Mortgage Assoc., 12.25%, due 3-20-14                                 203         228
Gov't Nat'l Mortgage Assoc., 9%, due 9-15-19                                     156         167
Gov't Nat'l Mortgage Assoc., 8%, due 10-15-26                                  4,581       4,689
Resolution Trust Corporation, 9.40%, due 5-25-24                               4,000       4,053
Resolution Trust Corporation, 8%, due 4-25-25                                  2,415       2,404
                                                                                         -------
                                                                                          43,268
                                                                                         -------

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (Continued)                                      (Amounts in Thousands)
----------------------------------------------------------------------------------------------------
                                                                                         Market
                                                                               Par        Value
----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 4.6%
Asset Securitization Corp., 7.42%, due 4-14-29                                $2,400     $ 2,475
C.S. First Boston Mortgage, 7.24%, due 6-20-29                                 3,000       3,036
Glendale Federal Savings and Loan Assoc., 9.13%, due 1-25-08                     155         155
Nomura Asset Securities Corp., 7.12%, due 4-13-36                              1,170       1,177
Valley Federal S&L, Manufactured Housing, 13.25%, due 1-15-99                     26          26(C)
                                                                                         -------
                                                                                           6,869
                                                                                         -------


UTILITIES - GAS AND ELECTRIC -- 17.6%
Connecticut Light &Power Co., 7.88%, due 6-1-01                                3,250       3,268
First PV Funding Corporation, 10.15%, due 1-15-16                              1,682       1,773
Long Island Lighting Co., 9.75%, due 5-1-21                                    5,000       5,067
Niagra Mohawk Power, 7.75%, due 5-15-06                                        3,000       2,966
Niagra Mohawk Power, 8.75%, due 4-1-22                                         2,500       2,504
North Atlantic Energy Corp., 9.05%, due 6-1-02                                 2,024       2,048
PNPP II Funding Corp., 9.12%, due 5-30-16                                      2,459       2,422(D)
Sithe/Independence Funding Corporation, 9%, due 12-30-13                       4,000       4,382
Systems Energy Resources, 7.43%, due 1-15-11                                   1,818       1,762
                                                                                         -------
                                                                                          26,192
                                                                                         -------
U.S. GOVERNMENT AND AGENCIES -- 10.7%
Resolution Funding Corporation, 8.88%, due 4-15-30                             3,175       3,937
U.S. Treasury Bonds, 6.63%, due 2-15-07                                        3,715       3,635
U.S. Treasury Bonds, 6.50%, due 11-15-26                                         960         921
U.S. Treasury Notes, 6%, due 6-30-99                                           5,700       5,692
U.S. Treasury Notes, 6.63%, due 7-31-01                                        1,450       1,464
U.S. Treasury Notes, 7.5%, due 2-15-05                                           235         249
                                                                                         -------
                                                                                          15,898
                                                                                         -------

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (Continued)                                       (Amounts in Thousands)
----------------------------------------------------------------------------------------------------
                                                                                         Market
                                                                             Shares       Value
----------------------------------------------------------------------------------------------------
EQUITIES -- 0.4%
News Corp - Trust Originated Preferred Security, 5%, due 11-12-16                520    $    345
News Corp - Warrants                                                               5         180(G)
Time Warner Inc., 10.25% Preferred Stock                                           1           3
                                                                                        --------
                                                                                             528
                                                                                        --------
Total Investment Securities                                                              151,513
                                                                                        --------

                                                                               Par
                                                                               ---
SHORT-TERM SECURITIES -- 2.0%
Repurchase Agreement -- 2.0%
J.P. Morgan, Inc.
  6.05% dated 6-30-97, to be repurchased at $3,041 on 7-1-97
  (Collateral $2,880 Federal National Mortgage
  Association Mortgage-backed securities,
  7.65% due 3-10-05, value $3,185)                                            $3,040       3,040
                                                                                        --------
Total Short-term Securities                                                                3,040
                                                                                        --------
Total Investments-- 104.0%                                                               154,553

Other Assets Less Liabilities-- (4.0%)                                                    (6,003)
                                                                                        --------
Net Assets-- 100.0%                                                                     $148,550
                                                                                        --------
----------------------------------------------------------------------------------------------------

(A) Security is denominated and traded in U.S. dollars.
(B) When-issued security -- Security issued on a delayed delivery basis. Final settlement and maturity not yet determined.
(C) The Company purchased Valley Federal S&L Manufactured Housing Participation Certificates at 99.5, in a private placement transaction on January 30, 1984. This investment is restricted as to resale and amounted to approximately $26 (less than .1% of net assets) at June 30, 1997. Restricted securities have been valued at fair value in accordance with valuation methods approved by the Board of Directors. Such approved methods reflect the Board's consideration of, among other things, the financial condition of the issuer, current interest rates and the maturity of the security.
    The Company will bear the costs incurred, if any, in connection with any future disposition of these securities.
(D) Rule 144A security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified buyers.
(E) Variable rate security--The rate shown is the rate as of June 30, 1997.
(F) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(G) Non-income producing.

See notes to financial statements.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES  June 30, 1997  (Unaudited)           (Amounts in Thousands)
-------------------------------------------------------------------------------------------------
ASSETS
   Investment securities at market value (Cost $146,906)              $151,513
   Short-term securities                                                 3,040
                                                                      --------
         Total investments                                                              $154,553
   Cash                                                                                    7,217
   Receivable for:

      Sales of investments                                               8,734
      Accrued interest                                                   2,204
      Appreciation of forward currency contracts                            74
                                                                      --------
                                                                                          11,012
   Other assets                                                                               14
                                                                                        --------
                                                                                         172,796
LIABILITIES:
   Payable for securities purchased                                     23,856
   Accrued expenses                                                         61
   Dividend payable                                                        269
   Investment advisory fee payable                                          60
                                                                      --------
                                                                                          24,246
                                                                                        --------
NET ASSETS -- equivalent to $15.94 per share on
   9,319 shares of Common Stock outstanding                                             $148,550
                                                                                        ========
SUMMARY OF STOCKHOLDERS' EQUITY:
   Common Stock, par value $.01 per share:authorized
      10,000 shares; issued and outstanding 9,319
      shares                                                                93
   Capital surplus                                                     141,491
   Overdistributed net investment income                                  (165)
   Undistributed net realized gain on investments                        2,450
   Unrealized appreciation of investments and forward
      currency contracts                                                 4,681
                                                                      --------
   Net assets applicable to outstanding Common Stock                                    $148,550
                                                                                        ========
See notes to financial statements.

                                                                               7



PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  (Unaudited)                                      (Amounts in Thousands)
-------------------------------------------------------------------------------------------------

                                                                           For the Six Months
                                                                           Ended June 30, 1997
                                                                        -------------------------
INVESTMENT INCOME:
Income:
   Interest                                                                               $5,763
   Dividends                                                                                 105
                                                                                          ------
                                                                                           5,868
Expenses:
   Advisory fee                                                         $383
   Transfer agent and shareholder servicing expense                       25
   Custodian fee                                                          35
   Directors' fees and expenses                                           31
   Legal and auditing fees                                                21
   Printing, stationery, and reports to shareholders                      19
   Taxes, other than federal income taxes                                 22
   Registration fees                                                       8
   Other expenses                                                          2
   Less fees waived                                                      (12)
                                                                        ----
                                                                                             534
                                                                                          ------
         Net investment income                                                             5,334

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                                        1,434
   Unrealized appreciation of investments                                                    301
                                                                                          ------
         Net realized and unrealized gain on investments                                   1,735
                                                                                          ------
   Increase in net assets resulting from operations                                       $7,069
                                                                                          ======

See notes to financial statements.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS                                        (Amounts in Thousands)
-------------------------------------------------------------------------------------------------

                                                               For the Six             For the
                                                               Months Ended          Year Ended
                                                               June 30, 1997        Dec. 31, 1996
                                                               -------------        -------------
                                                                (Unaudited)
Operations:
   Net investment income                                          $  5,334            $ 10,641
   Net realized gain on investments                                  1,434               3,370
   Increase (decrease) in unrealized appreciation of
      investments                                                      301              (4,913)
                                                                  --------            --------
   Change in net assets resulting from operations                    7,069               9,098
Distributions to shareholders from:
   Net investment income                                            (5,498)            (10,997)
   Net realized gain on investments                                     --              (2,749)
                                                                  --------            --------
      Total increase (decrease)                                      1,571              (4,648)
Net Assets:
   Beginning of period                                             146,979             151,627
                                                                  --------            --------
   End of period (including overdistributed net
      investment income of $165 and $0, respectively)             $148,550            $146,979
                                                                  ========            ========

See notes to financial statements.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     Contained below is per share operating performance data for a share of common stock outstanding throughout each period, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Company's shares.

                                      For the Six               For the Years Ended December 31,
                                      Months Ended      ------------------------------------------------------
                                      June 30, 1997      1996        1995        1994        1993        1992
                                      -------------     ------      ------      ------      ------      ------
                                       (Unaudited)
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period      $15.77        $16.27      $14.30      $16.25      $15.94      $16.06
                                          ------        ------      ------      ------      ------      ------
  Net investment income                     0.57          1.14        1.18        1.23        1.27        1.38
  Net realized and unrealized
    gain (loss) on investments              0.19          (.16)       1.99       (1.90)        .84         .39
                                          ------        ------      ------      ------      ------      ------
Total from investment operations            0.76           .98        3.17        (.67)       2.11        1.77
                                          ------        ------      ------      ------      ------      ------
Distributions paid from:
  Net investment income                    (0.59)        (1.18)      (1.20)      (1.20)      (1.28)      (1.40)
  Net realized gain on investments           --           (.30)         --        (.08)       (.52)         --
Dilutive effect of stock issuance            --             --          --          --          --        (.49)
                                          ------        ------      ------      ------      ------      ------
Net asset value, end of period            $15.94        $15.77      $16.27      $14.30      $16.25      $15.94
                                          ======        ======      ======      ======      ======      ======
Market value per share, end of period     $15.25        $14.375     $15.25      $13.125     $16.375     $15.625
                                          ======        =======     ======      =======     =======     =======

TOTAL RETURN:
Based on market value per share            10.28%(B)      4.16%      25.92%     (12.75%)     16.57%       8.17%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                    0.73%(A)       .72%        .81%        .76%        .72%(C)     .79%
Net investment income                       7.33%(A)      7.22        7.62%       8.20%       7.71%       8.31%

SUPPLEMENTAL DATA:
Portfolio turnover rate                   216.20%(A)    326.30%     131.73%     116.19%     130.25%      83.51%
Net assets at end of period
  (in thousands)                        $148,550      $146,979    $151,627    $133,239    $151,424    $142,311

--------------
(A) Annualized
(B) Not annualized
(C) Exclusive of expenses relating to Convertible Notes which were converted in 1993.

See notes to financial statements.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)                (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with generally accepted accounting principles for investment companies, include the following:

         (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

         (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at June 30, 1997 are reflected in the accompanying Schedule of Investments at their value on June 30, 1997. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price on the last business day of the period. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The method of valuing restricted securities is described in Note C to the Schedule of Investments. The difference between cost and market value is reflected separately as unrealized appreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

         The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. government securities for the six months ended June 30, 1997 aggregated $32,889 and $37,413, respectively. Purchases and sales of U.S. government securities were $128,384 and $129,687, respectively, for the six months ended June 30, 1997. As of June 30, 1997, unrealized appreciation for federal income tax and financial reporting purposes aggregated $4,607 of which $5,058 related to appreciated securities and $451 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $146,906 at June 30, 1997.

         (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividends are recorded on the ex-dividend date.

         (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Continued)                (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

     The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the six months ended June 30, 1997.

NOTE 3 -- SECURITIES LOANED

     At June 30, 1997, the market value of the securities on loan to broker-dealers was $21,971, for which the Company received collateral of $22,429 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACTS

     Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

     At June 30, 1997, open forward currency exchange contracts were as follows:

                                       Contract to
             Settlement         --------------------------        Unrealized
                Date             Receive          Deliver         Gain/(Loss)
             ----------------------------------------------------------------
              10/17/97          USD 4,179        DEM 7,100            74

NOTE 5 -- QUARTERLY RESULTS OF OPERATIONS:
(Amounts in Thousands, except per share amounts)

                                                            Three Months Ended
                                        ------------------------------------------------------------
                                        June 30, 1997  March 31, 1997  Dec. 31, 1996  Sept. 30, 1996
                                        ============================================================
Investment income      Total                $3,004          $2,864        $3,034          $2,861
Net investment income  Total                 2,737           2,597         2,774           2,598
                       Per Share              .294            .279          .298            .279

Net realized and
  unrealized gain
  (loss) on
  investments          Total                 4,288          (2,553)        3,377             830
                       Per Share              .460           (.274)         .362            .089

                                                            Three Months Ended
                                        ------------------------------------------------------------
                                        June 30, 1996  March 31, 1996  Dec. 31, 1995  Sept. 30, 1995
                                        ============================================================

Investment income      Total                $2,874          $2,940        $2,982         $3 ,072
Net investment income  Total                 2,605           2,664         2,684           2,737
                       Per Share              .279            .286          .288            .294

Net realized and
  unrealized gain
  (loss) on
  investments          Total                (1,640)         (4,110)        9,609          (4,538)
                       Per Share             (1.75)          (.441)        1.031           (.487)

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